EXHIBIT 10.25




                          GUARANTOR SECURITY AGREEMENT
                            DATED AS OF MAY 15, 2000

                                     between


                         AG-CHEM EQUIPMENT CANADA, LTD.


                                       AND


                                  BANK ONE, NA
                                    AS AGENT

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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SECTION 1. Defined Terms.......................................................1
SECTION 2. Grant of Security...................................................2
SECTION 3. [RESERVED]..........................................................5
SECTION 4. Grantor Remains Liable..............................................5
SECTION 5. Representations and Warranties......................................5
SECTION 6. Perfection and Maintenance of Security Interests and Liens..........6
SECTION 7. Financing Statements................................................7
SECTION 8. Filing Costs........................................................7
SECTION 9. Schedule of Collateral..............................................7
SECTION 10. Equipment and Inventory............................................8
SECTION 11. Accounts...........................................................8
SECTION 12. Leased Real Property...............................................9
SECTION 13. General Covenants..................................................9
SECTION 14. The Agent Appointed Attorney-in-Fact..............................10
SECTION 15. The Agent May Perform.............................................10
SECTION 16. The Agent's Duties................................................11
SECTION 17. Remedies..........................................................11
SECTION 18. Exercise of Remedies..............................................12
SECTION 19. License...........................................................12
SECTION 20. Injunctive Relief.................................................12
SECTION 21. Interpretation and Inconsistencies; Merger........................12
SECTION 22. Expenses..........................................................13
SECTION 23. Amendments, Etc...................................................13
SECTION 24. Notices...........................................................13
SECTION 25. Continuing Security Interest; Termination.........................13
SECTION 26. Severability......................................................14
SECTION 27. GOVERNING LAW.....................................................14
SECTION 28. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL...........14
     (A) NON-EXCLUSIVE JURISDICTION...........................................14
     (B) VENUE................................................................14
     (C) WAIVER OF JURY TRIAL.................................................14


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EXHIBITS
--------

Exhibit A-1       Form of Landlord Agreement
Exhibit A-2       Form of Mortgagee Agreement
Exhibit B         Form of Bailee Letter



SCHEDULES
---------

Schedule 1        Locations of Collateral
Schedule 1-A      Third Party Locations
Schedule 1-B      Financing Statement Filing Locations
Schedule 2        Trade Names
Schedule 3        Pledged Debt


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                          GUARANTOR SECURITY AGREEMENT


         This GUARANTOR SECURITY AGREEMENT (the "Agreement"), dated as of May 15, 2000 is made by AG-CHEM EQUIPMENT CANADA, LTD. (the "Grantor"), in favor of BANK ONE, NA, having its principal office in Chicago, Illinois, formerly known as The First National Bank of Chicago (the "Agent"), for its benefit and for the benefit of the "Holders of Guaranteed Obligations" (as defined below) who are, or may hereafter become, parties to either of the Credit Agreements or Note Agreements referred to below.


                              PRELIMINARY STATEMENT

         The Grantor entered into a Guaranty (Short Term) dated as of June 4, 1999, as reaffirmed on the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Short Term Guaranty") between the Grantor and the Agent. The Grantor also entered into a Guaranty (Long Term) dated as of January 12, 1996, as reaffirmed on the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Long Term Guaranty," and taken together with the Short Term Guaranty, the "Bank Guarantees"), between the Grantor and the Agent.

         The Grantor also guaranteed (such guarantees, the "Noteholder Guarantees" and together with the Bank Guarantees, the "Guarantees") obligations outstanding under a (i) a Note Agreement, dated as of April 6, 1994, with C.M. Life Insurance Company and (ii) a Note Agreement, dated as of October 10, 1995, with The Prudential Insurance Company of America (such agreements, the "Note Agreements").

         The Grantor, in order to secure its obligations under the Guarantees, has agreed to grant to the Agent on behalf of the Holders of Guaranteed Obligations the security interest contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreements are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and the plural forms of the terms defined):

         "Agreement" shall mean this Guarantor Security Agreement, as the same may from time to time be amended, restated, modified or supplemented, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

         "Collateral" shall mean all property and rights in property now owned or hereafter at any time acquired by the Grantor in or upon which a Lien is granted in favor of the Agent by

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the Grantor under this Agreement, including, without limitation, the property described in Section 2.

         "Collateral Sharing Agreement" shall mean the Collateral Sharing Agreement, dated as of the date hereof, as the same may be amended, restated, supplemented or otherwise modified from time to time, among the Holders of Guaranteed Obligations and the Agent, as acknowledged by the Grantor and certain of its affiliates.

         "Credit Agreements" shall mean (i) the Third Amended and Restated Long Term Revolving Credit Agreement, dated as of June 4, 1999, among the Grantor, the institutions from time to time party thereto as lenders, the Agent, as contractual representative for such lenders, Ag-Chem Equipment Canada Ltd. and Ag-Chem Europe B.V., as the same may be amended, restated, supplemented or otherwise modified from time to time and (ii) the Short Term Revolving Credit Agreement, dated as of June 4, 1999, among the Grantor, the institutions from time to time party thereto as lenders, and the Agent, as contractual representative for such lenders, as the same may be amended, restated, supplemented or otherwise modified from time to time.

         "Event of Default" shall mean an "Event of Default" as defined in the Credit Agreements and the comparable term as it is set forth in the Note Agreements.

         "Guaranteed Obligations" shall mean the aggregate obligations of the Grantor owing under the Guarantees, including, without limitation, Grantor's guaranty to promptly and fully satisfy when due Indebtedness under the Credit Agreements and obligations outstanding under the Note Agreements.

         "Holders of Guaranteed Obligations" shall mean the holders of the Guaranteed Obligations from time to time and shall include their respective successors, transferees and assigns.

         "Lien" shall mean any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or security agreement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capital Lease, or other title retention agreement).

         "Pledged Debt" shall have the meaning set forth in Section 2 of this Agreement.

         "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Agent's and the Holders of Guaranteed Obligations' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         SECTION 2. Grant of Security. To secure the prompt and complete payment, observance and performance of the Guaranteed Obligations, the Grantor hereby assigns and


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pledges to the Agent, for the benefit of itself and the Holders of Guaranteed
Obligations, and hereby grants to the Agent, for the benefit of itself and the Holders of Guaranteed Obligations, a security interest in all of the Grantor's right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located:

         ACCOUNTS: All "accounts" as such term is defined in Section 9-106 of the UCC, whether now owned or hereafter acquired or arising; the Grantor intends that the term "accounts", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all present and future accounts, accounts receivable and other rights of the Grantor to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance (collectively, "Accounts");

         INVENTORY: All "inventory" as defined in Section 9-109(4) of the UCC, whether now owned or hereafter acquired or arising; the Grantor intends that the term "inventory", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all goods now owned or hereafter acquired by the Grantor (wherever located, whether in the possession of the Grantor or of a bailee or other person for sale, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials, or consigned, returned or repossessed goods) which are held for sale or lease, which are to be furnished (or have been furnished) under any contract of service or which are raw materials, work in process or materials used or consumed in the Grantor's business (collectively, "Inventory");

         EQUIPMENT: All "equipment" as such term is defined in Section 9-109(2) of the UCC, whether now owned or hereafter acquired or arising; the Grantor intends that the term "equipment", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, tools, tooling, molds, dies, and all other goods of every type and description (other than Inventory), in each instance whether now owned or hereafter acquired by the Grantor and wherever located (collectively, "Equipment"), but in no case shall include fixtures located on real property subject to "Permitted Liens" (as defined in the Credit Agreements);

         GENERAL INTANGIBLES: All "general intangibles" as defined in Section 9-106 of the UCC, whether now owned or hereafter acquired or arising; the Grantor intends that the term "general intangibles", as used herein, be construed in its broadest sense, and such term shall include, without limitation, all rights, interests, choses in action, causes of actions, claims and all other intangible property of the Grantor of every kind and nature (other than Accounts), in each instance whether now owned or hereafter acquired by the Grantor and however and whenever arising, including, without limitation, all corporate and other business records; all loans, royalties, and other obligations receivable; customer lists, credit files, correspondence, and advertising materials; firm sale orders, other contracts and contract rights; all interests in partnerships and joint ventures; all tax refunds and tax refund claims; all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to real or personal property; all payments due or made to the Grantor in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any person or governmental


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authority; all deposit accounts (general or special) with any bank or other financial institution, including, without limitation, any deposits or other sums at any time credited by or due to the Grantor from any of the Holders of Guaranteed Obligations or any of their respective Affiliates with the same rights therein as if the deposits or other sums were credited by or due from such Holder of Guaranteed Obligations; all credits with and other claims against carriers and shippers; all rights to indemnification; all patents, and patent applications (including all reissues, divisions, continuations and extensions); all service marks and service mark applications; all trade secrets and inventions; all copyrights and copyright applications (including all computer software and related documentation); all rights and interests in and to trademarks, trademark registrations and applications therefor, trade names, corporate names, brand names, slogans, all goodwill associated with the foregoing; all license agreements and franchise agreements, all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interest in trusts; all proceeds of insurance of which the Grantor is beneficiary; and all letters of credit, guaranties, liens, security interests and other security held by or granted to the Grantor; and all other intangible property, whether or not similar to the foregoing;

         LAB PROCESSING AND ENGINEERING INFORMATION: All rights and interests in and to processes, lab journals, and notebooks, data, trade secrets, know-how, product formulae and information, manufacturing, engineering and other drawings and manuals, technology, blueprints, research and development reports, agency agreements, technical information, technical assistance, engineering data, design and engineering specifications, and similar materials recording or evidencing expertise used in or employed by the Grantor (including any license for the foregoing);

         CONTRACT RIGHTS: All rights and interests in and to any pending or executory contracts, requests for quotations, invitations for bid, agreements, leases and arrangements of which the Grantor is a party to or in which the Grantor has an interest;

         CHATTEL PAPER, INSTRUMENTS AND DOCUMENTS: All chattel paper, leases, all instruments, including, without limitation, the notes and debt instruments described in SCHEDULE 3 (the "Pledged Debt") and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor, and all bills of sale, bills of lading, warehouse receipts and other documents of title, in each instance whether now owned or hereafter acquired by the Grantor;

         INTEREST AND CURRENCY CONTRACTS: Any and all interest rate or currency exchange agreements or derivative agreements, including without limitation, cap, collar, floor, forward or similar agreements or other rate protection arrangements;

         INVESTMENT PROPERTY: Any and all investment property (as defined in Section 9-115(1)(f) of the UCC) of the Grantor, including any instruments, certificates of deposit, equity interests or investments of any kind; and

         OTHER PROPERTY: All property or interests in property now owned or hereafter acquired by the Grantor which now may be owned or hereafter may come into the possession, custody or control of the Agent or any of the Holders of Guaranteed Obligations or any agent or Affiliate of any of them in any way and for any purpose (whether for safekeeping,


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deposit, custody, pledge, transmission, collection or otherwise); and all rights and interests of the Grantor, now existing or hereafter arising and however and wherever arising, in respect of any and all (i) notes, drafts, letters of credit, stocks, bonds, and debt and equity securities, whether or not certificated, investment property and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (ii) money; (iii) proceeds of loans including, without limitation, loans made under the Credit Agreements; and (iv) insurance proceeds and books and records relating to any of the property covered by this Agreement; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof.

         The Collateral upon which the Agent has been granted a Lien hereunder shall not include property and rights in property subject to "Permitted Liens" (as defined in the Credit Agreements) so long as such property and rights in property are subject to such Permitted Liens.

         SECTION 3. [RESERVED].

         SECTION 4. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain solely liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) neither the Agent nor the Holders of Guaranteed Obligations shall have any responsibility, obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent or the Holders of Guaranteed Obligations be required or obligated, in any manner, to (i) perform or fulfill any of the obligations or duties of the Grantor thereunder, (ii) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by the Grantor or the sufficiency of any performance by any party under any such contract or agreement or (iii) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 5. Representations and Warranties. The Grantor represents and warrants, as of the date of this Agreement and as of each date hereafter (except for changes permitted or contemplated by this Agreement) until termination of this Agreement pursuant to Section 25:

         (a) The correct corporate name of the Grantor is set forth in the first paragraph of this Agreement. The locations listed on SCHEDULE 1 constitute all locations at which Inventory and/or Equipment is located and the Grantor has exclusive possession and control of such Equipment and Inventory, except for (i) such Inventory and Equipment which is (A) temporarily in transit between such locations, or (B) temporarily stored with third parties or held by third parties for processing, storage, engineering, evaluation or repairs, the proper corporate names of which third parties, the location of such Inventory and/or Equipment, and the nature of the relationship between the Grantor and such third parties are set forth on SCHEDULE 1-A, as such SCHEDULE 1-A may be amended or supplemented from time to time, or have been otherwise provided to the Agent,
(ii) Equipment sold to and subsequently repurchased from a third party by the Grantor for the period beginning on the date of such repurchase and ending on the date of the


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re-sale of such Equipment to a different third party, (iii) Equipment transferred from a third party to the Grantor (such Equipment, "Trade-In Equipment") in partial satisfaction of the purchase price for Equipment sold by the Grantor to such third party for the period beginning on the date of the transfer of such Trade-In Equipment and ending on the date the Grantor sells such Trade-In Equipment, and (iv) Equipment used by the Grantor in connection with demonstrations to prospective purchasers of such Equipment; provided, that the aggregate value of the Equipment described in clauses (ii), (iii), and (iv) does not exceed $10,000,000. The chief place of business and chief executive office of the Grantor are located at the address of the Grantor set forth below the Grantor's signature to this Agreement. All records concerning any Accounts and all originals of chattel paper which evidence any Account are located at the addresses listed on SCHEDULE 1 and none of the Accounts is evidenced by a promissory note or other instrument except for such notes and other instruments delivered to the Agent.

         (b) The Grantor is the legal and beneficial owner of the Collateral free and clear of all Liens except for Liens permitted as of the date hereof under the Credit Agreements and the Note Agreements. The Grantor currently conducts business under the name Ag-Chem Equipment Canada, Ltd., and, in certain areas and for certain operations, the additional trade names listed on SCHEDULE
2. The Grantor uses no trade names or fictitious names, except as set forth on
SCHEDULE 2.

         (c) This Agreement creates in favor of the Agent a legal, valid and enforceable security interest in the Collateral. When financing statements have been filed in the appropriate offices against the Grantor in the locations listed on SCHEDULE 1-B, the Agent will have a fully perfected first priority lien on, and security interest in, the Collateral in which a security interest may be perfected by such filing, subject only to Liens permitted as of the date hereof under the Credit Agreements and the Note Agreements.

         (d) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority that has not already been taken or made and is in full force and effect is required (i) for the grant by the Grantor of the security interest in the Collateral granted hereby; (ii) for the execution, delivery or performance of this Agreement by the Grantor; or (iii) for the exercise by the Agent of any of its rights or remedies hereunder.

         (e) The Pledged Debt issued by any Affiliate of the Grantor, and to the best of the Grantor's knowledge, all other Pledged Debt, has been duly authorized, issued and delivered, and is the legal, valid, binding and enforceable obligation of the respective issuer thereof.

         SECTION 6. Perfection and Maintenance of Security Interests and Liens. The Grantor agrees that until all of the Guaranteed Obligations (other than contingent indemnity obligations) have been fully satisfied and each of the Guarantees has been terminated, the Agent's security interests in and Liens on and against the Collateral and all proceeds and products thereof shall continue in full force and effect. The Grantor shall perform any and all steps reasonably requested by the Agent to perfect, maintain and protect the Agent's security interests in and Liens on and against the Collateral granted or purported to be granted hereby or to enable the Agent to exercise its rights and remedies hereunder with respect to any Collateral, including, without limitation, (i) executing and filing financing or continuation statements, or


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amendments thereof, in form and substance reasonably satisfactory to the Agent,
(ii) delivering to the Agent all certificates, notes, and other instruments (including, without limitation, all letters of credit on which the Grantor is named as a beneficiary) representing or evidencing Collateral, which certificates, notes, and other instruments have been duly endorsed or are accompanied by duly executed instruments of transfer or assignment, including, but not limited to, note powers, all in form and substance satisfactory to the Agent, (iii) at the reasonable direction of Agent, delivering to the Agent warehouse receipts covering that portion of the Collateral, if any, located in warehouses and for which warehouse receipts are issued, (iv) after the occurrence and during the continuance of an Event of Default, transferring Inventory and Equipment to warehouses designated by the Agent or taking such other steps as are reasonably deemed necessary by the Agent to maintain the Agent's control of the Inventory and Equipment, (v) upon the reasonable request of the Agent, marking conspicuously each document, contract, chattel paper and all records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document, contract, chattel paper, or other record pertaining to the Collateral is subject to the security interest granted hereby, (vi) obtaining waivers of Liens and access agreements in substantially the following forms: (a) EXHIBIT A-1 hereto (or such other form as may be agreed to by the Agent) from landlords with respect to all leases executed after the date hereof, (b) EXHIBIT A-2 hereto (or such other form as may be agreed to by the Agent) from mortgagees with respect to all leases executed after the date hereof and (3) EXHIBIT B hereto (or such other form as may be agreed to by the Agent) from the appropriate Person with respect to all arrangements pursuant to which Inventory will be stored in public warehouse facilities after the date hereof, and (vii) executing and delivering all further instruments and documents, and taking all further action, as the Agent may reasonably request.

         SECTION 7. Financing Statements. To the extent permitted by applicable law, the Grantor hereby authorizes the Agent to file one or more financing or continuation statements and amendments thereto, disclosing the security interest granted to the Agent under this Agreement without the Grantor's signature appearing thereon, and the Agent agrees to notify the Grantor when such a filing has been made. The Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Inventory or Equipment is in the possession or control of any warehouseman or the Grantor's agents or processors, the Grantor shall, upon the Agent's request, notify such warehouseman, agent or processor of the Agent's security interest in such Inventory and Equipment and, upon the Agent's request, instruct them to hold all such Inventory or Equipment for the Agent's account and subject to the Agent's instructions.

         SECTION 8. Filing Costs. The Grantor shall pay the costs of, or incidental to, all recordings or filings of all financing statements, including, without limitation, any filing expenses incurred by the Agent pursuant to
Section 7.

         SECTION 9. Schedule of Collateral. The Grantor shall furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.


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         SECTION 10. Equipment and Inventory. The Grantor covenants and agrees with the Agent that from the date of this Agreement and until termination of this Agreement pursuant to Section 25, the Grantor shall:

         (a) Keep the Equipment and Inventory (other than Equipment or Inventory sold or disposed of as permitted by the Credit Agreements and the Note Agreements) at the places specified in Section 5(a), except for (i) Equipment and Inventory (A) temporarily in transit between such locations or (B) temporarily stored with the third parties or held by third parties for processing, storage, engineering, evaluation, or repairs as set forth on
SCHEDULE 1-A, and deliver written notice to the Agent at least thirty (30) days prior to establishing any other location at which it reasonably expects to maintain Inventory and/or Equipment in which location or with which third party all action required by this Agreement shall have been taken with respect to all such Equipment and Inventory, (ii) Equipment sold to and subsequently repurchased from a third party by the Grantor for the period beginning on the date of such repurchase and ending on the date of the re-sale of such Equipment to a different third party, (iii) Equipment transferred from a third party to the Grantor (such Equipment, "Trade-In Equipment") in partial satisfaction of the purchase price for Equipment sold by the Grantor to such third party for the period beginning on the date of the transfer of such Trade-In Equipment and ending on the date the Grantor sells such Trade-In Equipment and (iv) Equipment used by the Grantor in connection with demonstrations to prospective purchasers of such Equipment; provided, that the aggregate value of the Equipment described in clauses (ii), (iii) and (iv) does not exceed $10,000,000;

         (b) Maintain or cause to be maintained in good repair, working order, and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or desirable to such end; and

         (c) Comply with the terms of the Credit Agreements and the Note Agreements with respect to such Equipment and Inventory, including, without limitation, the maintenance and insurance provisions set forth in Section 5.1(c) of each of the Credit Agreements.

         SECTION 11. Accounts. The Grantor covenants and agrees with the Agent that from and after the date of this Agreement and until termination of this Agreement pursuant to Section 25, the Grantor:

         (a) Shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts at its address set forth below the Grantor's signature on this Agreement, and keep the offices where it keeps all originals of all chattel paper which evidence Accounts at the locations therefor specified in Section 5(a) or, upon thirty (30) days' prior written notice to the Agent, at such other locations within the United States in a jurisdiction where all actions required by Section 6 shall have been taken with respect to the Accounts. The Grantor will hold and preserve such records (in accordance with the Grantor's usual document retention practices) and chattel paper and will permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper;


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         (b) Shall in any suit, proceeding or action brought by the Agent under any Account comprising part of the Collateral, the Grantor will save, indemnify and keep each of the Holders of Guaranteed Obligations harmless from and against all expenses, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Grantor of any obligation or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Holder of Guaranteed Obligations from the Grantor, and all such obligations of the Grantor shall be and shall remain enforceable against and only against the Grantor and shall not be enforceable against any of the Holders of Guaranteed Obligations; and

         (c) Shall not sell, transfer assign or encumber any account, instrument, or chattel paper other than pursuant to the terms of the Credit Agreements and the Note Agreements.

         SECTION 12. Leased Real Property. The Grantor covenants and agrees with the Agent that from and after the date of this Agreement and until termination of this Agreement pursuant to Section 25, that:

         (a) Promptly following, but not later than ninety (90) days after, the close of each fiscal year the Grantor will furnish to the Agent a report certified to be true and correct by the Grantor containing a list of each of the Grantor's leased premises; the name or names of all owners; rentals being paid; and whether the Grantor has obtained waivers of Liens and access agreements from landlords with respect to such premises in accordance with Section 6; and

         (b) The Grantor agrees that, after the occurrence and during the continuation of an Event of Default, the Agent may, but need not, make any payment or perform any act hereinbefore required of the Grantor with respect to the Grantor's leased premises in any form and manner deemed expedient. All money paid for any of the purposes herein authorized and all other moneys advanced by the Agent to protect the lien hereof shall be additional Guaranteed Obligations secured hereby and shall become immediately due and payable without notice and shall bear interest thereon at the default interest rate as provided in the Credit Agreement until paid to the Agent in full.

         (c) The Grantor agrees that it will not amend any lease in a manner that has a material adverse affect on the interests of the Holders of Guaranteed Obligations without the Agent's prior written consent.

         SECTION 13. General Covenants. The Grantor covenants and agrees with the Agent that from and after the date of this Agreement and until termination of this Agreement pursuant to Section 25, the Grantor shall:

         (a) Keep and maintain at the Grantor's own cost and expense satisfactory and complete records of the Grantor's Collateral in a manner consistent with the Grantor's current business practice, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral. The Grantor shall, for the Agent's further security, deliver and turn over to the Agent or the Agent's designated representatives at any time following the occurrence and during the continuation of an Event of Default, any such books and records (including, without limitation, any and all computer tapes, programs and source and object codes relating to such Collateral in which the Grantor has an interest or any part or parts thereof); and

         (b) The Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on such Collateral other than Liens permitted as of the date hereof under the Credit Agreements and the Note Agreements, and will defend the right, title and interest of the Agent in and to the Grantor's rights to such Collateral, including, without limitation, the proceeds and products thereof, against the claims and demands of all Persons whatsoever.

         SECTION 14. The Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Agent as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, following the occurrence and during the continuation of an Event of Default, in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to:

                  (i) obtain and adjust insurance required to be paid to the Agent or any Holders of Guaranteed Obligations pursuant to the Credit Agreements and the Note Agreements;

                  (ii) ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (iii) receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) or (ii) above; and

                  (iv) file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral, or otherwise to enforce the rights of the Agent with respect to any of the Collateral;

In addition, the Agent may at any time:

                  (i) obtain access to records maintained for the Grantor by computer services companies and other service companies or bureaus;

                  (ii) send requests under the Grantor's, the Agent's or a fictitious name to the Grantor's customers or account debtors for verification of Accounts provided that the Agent gives the Grantor notice prior to initiating any such verifications; and

                  (iii) do all other things reasonably necessary to carry out this Agreement.

         SECTION 15. The Agent May Perform. If the Grantor fails to perform any agreement contained herein, in the Guarantees, in the Credit Agreements or in the Note Agreements, the Agent may, upon three days' prior notice to the Grantor, perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor under Section 22.

         SECTION 16. The Agent's Duties. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall not have any duty as to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Grantor and shall be added to the Guaranteed Obligations.

         SECTION 17. Remedies. (a) If any Event of Default shall have occurred and be continuing:

                  (i) The Agent shall have, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and further, the Agent may, without notice, demand or legal process of any kind (except as may be required by law), all of which the Grantor waives, at any time or times, (x) enter the Grantor's owned or leased premises where Collateral is located and take physical possession of the Collateral and maintain such possession on the Grantor's owned or leased premises, at no cost to the Agent or any of the Holders of Guaranteed Obligations, or remove the Collateral, or any part thereof, to such other place(s) as the Agent may desire, (y) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or any part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to the Agent and (z) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof at public or private sale, at any exchange, broker's board or at any of the offices of the Agent or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

                  (ii) The Agent shall apply all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (after payment of any amounts payable to the Agent pursuant to Section 22), for the benefit of the Holders of Guaranteed Obligations, against all or any part of the Guaranteed Obligations in such order as may be required by the Collateral Sharing Agreement, or, to the extent not specified therein, as is determined by the Holders of Guaranteed Obligations, and, with respect to the application of such proceeds subsequent to the satisfaction of the conditions set forth in the Collateral Sharing Agreement or as agreed to by the Holders of

         Guaranteed Obligations, as applicable, in such order as may be required under each Guarantee with respect to amounts remitted to the entity in whose favor such Guarantee runs. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Guaranteed Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus;

         (b) The Grantor waives all claims, damages and demands against the Agent arising out of the repossession, retention or sale of any of the Collateral or any part or parts thereof, except any such claims, damages and awards arising out of the gross negligence or willful misconduct of the Agent or any of the Holders of Guaranteed Obligations, as the case may be, as determined in a final non-appealed judgment of a court of competent jurisdiction; and

         (c) The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law or equity.

         SECTION 18. Exercise of Remedies. In connection with the exercise of its remedies pursuant to Section 17, the Agent may, (i) exchange, enforce, waive or release any portion of the Collateral and any other security for the Guaranteed Obligations; (ii) apply such Collateral or security and direct the order or manner of sale thereof as the Agent may, from time to time, determine; and (iii) settle, compromise, collect or otherwise liquidate any such Collateral or security in any manner following the occurrence and during the continuation of an Event of Default, without affecting or impairing the Agent's right to take any other further action with respect to any Collateral or security or any part thereof.

         SECTION 19. License. The Agent is hereby granted a license or other right to use, following the occurrence and during the continuance of an Event of Default, without charge, (a) the Grantor's labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, provided that the Agent uses quality standards at least substantially equivalent to those of the Grantor for the manufacture, advertising, sale and distribution of the Grantor's products and services and (b) the Grantor's rights under all licenses.

         SECTION 20. Injunctive Relief. The Grantor recognizes that in the event the Grantor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Holders of Guaranteed Obligations; therefore, the Grantor agrees that the Agent shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         SECTION 21. Interpretation and Inconsistencies; Merger. (a) The rights and duties created by this Agreement shall, in all cases, be interpreted consistently with, and shall be in addition to (and not in lieu of), the rights and duties created by the Guarantees, the Collateral Sharing Agreement, and the other Loan Documents. In the event that any provision of this Agreement shall be inconsistent with any provision of any other Loan Document, such provision of the other Loan Document shall govern.

         (b) Except as provided in subsection (a) above, this Agreement represents the final and entire agreement of the Grantor and the Agent with respect to the matters contained herein.

         SECTION 22. Expenses. The Grantor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, as provided in the Credit Agreements, the Note Agreements, and/or the Collateral Sharing Agreement.

         SECTION 23. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent (in accordance with the Collateral Sharing Agreement) and the Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 24. Notices. All notices and other communications provided for hereunder shall be delivered in the manner set forth in Section 8.2 of each of the Credit Agreements.

         SECTION 25. Continuing Security Interest; Termination. (a) Except as provided in Section 25(b), this Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of the payment or satisfaction in full of the Guaranteed Obligations (other than contingent indemnity obligations) and the termination of each of the Guarantees, (ii) be binding upon the Grantor, its successors and assigns and
(iii) except to the extent that the rights of any transferor or assignor are limited by the terms of each of the Guarantees, inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and any of the Holders of Guaranteed Obligations. Nothing set forth herein or in any other Loan Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any other Loan Document or any Collateral. The Grantor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor.

         (b) The security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor on the earlier of the date on which (i) the Agent shall have received from each Holder of Guaranteed Obligations written notice that all "Obligations" (as defined in the Collateral Sharing Agreement) owing to such Holder of Guaranteed Obligations have been paid in full or (ii) the Agent shall have received written notice from the Holders of Guaranteed Obligations directing the Agent to release the Collateral and stating that the Holders of Guaranteed Obligations have consented to such release under the terms of the Credit Agreements, the Note Agreements and the Guarantees provided, that no such termination shall occur prior to the payment in full of all of the Agent's "Expenses" (as defined in the Collateral Sharing Agreement). Upon the termination of the security interest, the Grantor shall be entitled to the prompt return, upon its request and at its expense, of such of the Collateral held by the Agent as shall not have been sold or otherwise applied pursuant to the terms hereof and the Agent will, at the Grantor's expense, promptly execute and deliver to the Grantor such other documents as the Grantor shall reasonably request to evidence such termination. In connection with any sales of assets permitted under the Credit Agreements and the Note Agreements, the

Agent will promptly release and terminate the liens and security interests granted under this Agreement with respect to such assets.

         SECTION 26. Severability. Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

         SECTION 27. GOVERNING LAW. ANY DISPUTE BETWEEN THE GRANTOR AND THE AGENT ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS (INCLUDING 735 ILCS SECTION 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES) OF THE STATE OF ILLINOIS.

         SECTION 28. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

         (A) NON-EXCLUSIVE JURISDICTION. EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, MAY BE RESOLVED NON-EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION
(A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

         (B) VENUE. THE GRANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH IN PARAGRAPH (A) ABOVE.

         (C) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES

HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                       AG-CHEM EQUIPMENT CANADA, LTD.


                                       By: /s/ John Retherford
                                           -------------------------------------
                                           Name:  John Retherford
                                           Title: CFO

                                           Address: 5720 Smetana Drive
                                                    Minnetonka, MN 55343

                                           Facsimile No.: (612) 939-4405


                                       BANK ONE, NA, having its principal office in Chicago, Illinois, formerly known as The First National Bank of Chicago, as Agent

                                       By: /s/ Kevin Gillen
                                           -------------------------------------
                                           Name:  Kevin Gillen
                                           Title: Vice President




                 Guarantor Security Agreement Signature Page

                                   EXHIBIT A-1
                                       to
                          Guarantor Security Agreement


                           Form of Landlord Agreement



Bank One, NA
1 Bank One Plaza
Chicago, IL 60670
Attention: Jenny Gilpin


Ladies and Gentlemen:

         Ag-Chem Equipment Canada, Ltd., ("Grantor"), the lessee under that certain lease dated _________________ between the Grantor, and the undersigned, covering certain premises owned by the undersigned and located at ______________ (the "Premises") more fully described in the lease attached hereto as Exhibit A (the "Lease"). Grantor has certain of its assets located on the Premises.

         Grantor has entered into certain financing arrangements with a group of lenders ("Lenders") including Bank One, NA, as contractual representative for the Lenders (the "Agent") and the Agent and the Lenders require, among other things, that Grantor grant liens in favor of the Agent for the benefit of itself and the Lenders on all of Grantor's property located on the Premises ("Collateral").

         To induce the Agent and the Lenders (together with their respective agents, successors and assigns) to continue said financing arrangements, and for other good and valuable consideration, the undersigned hereby agrees that:

                  (i) it will not assert against any of Grantor's assets any statutory or possessory liens, including, without limitation, rights of levy or distraint for rent, all of which it hereby waives;

                  (ii) none of the Collateral located on the Premises shall be deemed to be fixtures;

                  (iii) if Grantor defaults on its obligations to the Agent or any Lender and, as a result, the Agent undertakes to enforce its security interest in the Collateral, the undersigned will cooperate with the Agent in its efforts to assemble all of the Collateral located on the Premises, will permit the Agent to remain on the Premises for ninety (90) days after the Agent gives the undersigned notice of default, provided the Agent pays the rental payments due under the Lease for the period of time the Agent uses the Premises, or, at the Agent's option, to remove the Collateral from the Premises within a reasonable time, not to exceed ninety (90) days after the Agent gives the undersigned notice of default, provided the Agent pays the rental payments due under the Lease for the period of time the Agent uses the Premises, and will not hinder the Agent's actions in enforcing its liens on the Collateral;

                  [it will allow the Agent thirty (30) days from the Agent's receipt of notice in which to cure or cause Grantor to cure any defaults on Grantor's lease obligations to the undersigned; provided if such default cannot reasonably be cured within the thirty (30) day period, and provided the Agent is diligently pursuing a cure, then the Agent shall have a reasonable period to cure such default;]

                  [(iv) if, for any reason whatsoever, the undersigned either deems itself entitled to redeem or to take possession of the Premises during the term of Grantor's lease or intends to sell or otherwise transfer all or any part of its interest in the Premises, the undersigned will notify the Agent five (5) days before taking such action;]

                  [(v) the undersigned shall accept performance by the Agent of the Grantor's obligations under the Lease as though the same had been performed by the holder of the Grantor's interest therein at the time of such performance. Upon the cure of any such default, any notice advising of any default or any action of the undersigned to terminate the Lease or to interfere with the occupancy, use or enjoyment of the Premises by reason thereof, which action has not been completed, shall be deemed rescinded and the Lease shall continue in full force and effect. The undersigned shall not be required to continue any possession or continue any action to obtain possession upon the cure of any such default;]

         Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein.

         The agreements contained herein shall continue in force until all of Grantor's obligations and liabilities to the Agent and the Lenders are paid and satisfied in full and all financing arrangements among the Agent, the Lenders and Grantor have been terminated.

         The undersigned will use reasonable efforts to notify all successor owners, transferees, purchasers and mortgagees of the existence of this waiver. The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor owner or transferee of the Premises, and upon any purchasers, including any mortgagee, from the undersigned.

         The undersigned agrees that nothing contained in this waiver shall be construed as an assumption by the Agent or any of the other lenders of any obligations of Grantor contained in the Lease.

         Executed and delivered this ____ day of ____________, at _____________.

                  THIS WAIVER SHALL NOT IMPAIR OR OTHERWISE AFFECT GRANTOR'S OBLIGATIONS TO PAY RENT AND ANY OTHER SUMS

                  PAYABLE BY GRANTOR OR TO OTHERWISE PERFORM ITS OBLIGATIONS TO THE LESSOR PURSUANT TO THE TERMS OF THE LEASE.

                                       [Name of Lessor]


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------

                                       Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

AGREED & ACKNOWLEDGED:

[                              ]
 ------------------------------

By:
    -------------------------------------
Title:
       ----------------------------------

Address:
         --------------------------------

         --------------------------------

         --------------------------------

                                    EXHIBIT A
                                       to
                               Landlord Agreement


                                      Lease
                                (attached hereto)

                                    EXHIBIT B
                                       to
                               Landlord Agreement


                               Leasehold Mortgage
                                (attached hereto)

                           [ACKNOWLEDGMENT (CORPORATE)


STATE OF                         )
         ------------------------
                                 )SS
COUNTY OF                        )
          -----------------------


         Before me, a Notary Public in and for said County, personally appeared _____________, a _______________________ corporation, by the ___________________
of such corporation, who acknowledged that (s)he did sign the foregoing instrument on behalf of said corporation and that said instrument is the voluntary act and deed of said corporation and his/her voluntary act and deed as such officer of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this ____ day of ____________, at _____________, ________________.



                                       -----------------------------------------
                                       Notary Public
                                       My Commission Expires:]


(Notarial Seal)

                           [ACKNOWLEDGMENT (CORPORATE)


STATE OF                         )
         ------------------------
                                 )SS
COUNTY OF                        )
          -----------------------


         Before me, a Notary Public in and for said County, personally appeared _____________, a ______________ corporation, by the ______________________ of such corporation, who acknowledged that (s)he did sign the foregoing instrument on behalf of said corporation and that said instrument is the voluntary act and deed of said corporation and his/her voluntary act and deed as such officer of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my official seal this ____day of ___________, at ________________, _______________.



                                       -----------------------------------------
                                       Notary Public
                                       My Commission Expires:]


(Notarial Seal)

                                   EXHIBIT A-2
                                       to
                          Guarantor Security Agreement


                           Form of Mortgagee Agreement



Bank One, NA
1 Bank One Plaza
Chicago, IL 60670
Attention: Jenny Gilpin

Ladies and Gentlemen:

         Ag-Chem Equipment Canada, Ltd.. ("Grantor"), is the lessee under that certain lease dated _____________ between the Grantor, and ____________________ (the "Landlord[s]"), covering certain premises located at _________________ (the "Premises") as more fully described on Exhibit A(1) attached hereto (the "Lease"). The undersigned is the mortgagee under a mortgage between the Landlord[s] and the undersigned covering the Premises (the "Mortgage"). The undersigned is the sole mortgagee of the Premises. Grantor has certain of its assets located on the Premises.

         Grantor has entered into certain financing arrangements with a group of lenders ("Lenders") including Bank One, NA, as contractual representative for the Lenders (the "Agent") and the Agent and the Lenders require, among other things, that Grantor grant liens in favor of the Agent for the benefit of itself and the Lenders on all of Grantor's property located on the Premises ("Collateral").

         By its signature below, the undersigned agrees that:

                  (i) it will not assert against any of the Collateral any statutory or possessory liens, including, without limitation, rights of levy or distraint for rent, all of which it hereby waives;

                  (ii) none of the Collateral located on the Premises shall be deemed to be fixtures;

                  [(iii) it will allow the Agent thirty (30) days from the Agent's receipt of notice in which to cure or cause Grantor to cure any such defaults on its mortgage obligations; provided if such default cannot reasonably be cured within the thirty


----------------------
(1)      Please attach legal description of premises for recordation purposes.

         (30) day period, and provided the Agent is diligently pursuing a cure, then the Agent shall have a reasonable period to cure such default;]

                  [(iv) if, for any reason whatsoever, the undersigned either deems itself entitled to take possession of the Premises during the term of the Mortgage or intends to sell or otherwise transfer all or any part of its interest in the Premises, the undersigned will notify the Agent five (5) days before taking such action;]

                  (v) if Grantor defaults on its obligations to the Agent or any Lender and, as a result, the Agent undertakes to enforce its security interest in the Collateral, the undersigned will cooperate with the Agent in its efforts to assemble all of the Collateral located on the Premises, will permit the Agent to remain on the Premises for ninety
         (90) days after the Agent gives the undersigned notice of default, provided the Agent pays the Lease payments to the Landlord[s] due under the Lease for the period of time the Agent uses the Premises, or, at the Agent's option, to remove the Collateral from the Premises within a reasonable time, not to exceed ninety (90) days after the Agent gives the undersigned notice of default, provided the Agent pays the rental payments to the Landlord[s] due under the Lease for the period of time the Agent uses the Premises, and will not hinder the Agent's actions in enforcing its liens on the Collateral; and

         Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein.

         The agreements contained herein shall continue in force until all of Grantor's obligations and liabilities to the Agent and the Lenders are paid and satisfied in full and all financing arrangements among the Agent, the Lenders and Grantor have been terminated.

         The undersigned will notify all successor owners, transferees, purchasers and mortgagees of the existence of this waiver. The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor owner or transferee of the Premises, and upon any purchasers, including any mortgagee, from the undersigned.

         [The undersigned consents to the granting of the Leasehold Mortgage to the Agent and to the liens, security interests and encumbrances created by and resulting from the Leasehold Mortgage or other documents collateral thereto in the form attached hereto as Exhibit B.]

         The undersigned agrees that nothing contained in this waiver shall be construed as an assumption by the agent or any of the other lenders of any obligations of the landlord contained in the mortgage.

         Executed and delivered this ____ day of ___________, at ______________.

                  THIS WAIVER SHALL NOT IMPAIR OR OTHERWISE AFFECT GRANTOR'S OBLIGATIONS TO PAY RENT AND ANY OTHER SUMS

                  PAYABLE BY GRANTOR OR TO OTHERWISE PERFORM ITS OBLIGATIONS TO THE LANDLORD PURSUANT TO THE TERMS OF THE LEASE.

                                       [Name of Mortgagee]


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------

                                       Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

AGREED & ACKNOWLEDGED:

[                              ]
 ------------------------------

By:
    -------------------------------------
Title:
       ----------------------------------

Address:
         --------------------------------

         --------------------------------

         --------------------------------

                                    EXHIBIT A
                                       to
                               Landlord Agreement


                                      Lease
                                (attached hereto)

                                    EXHIBIT B
                                       to
                               Landlord Agreement


                               Leasehold Mortgage
                                (attached hereto)

STATE OF                         )
         ------------------------
                                 )SS
COUNTY OF                        )
          -----------------------


         The foregoing letter agreement was acknowledged before me this ___ day of _____________, by _____________________, a ______________ of _______________,
a ____________________, on behalf of such _________________.



                                       -----------------------------------------
                                       Notary Public
                                       ________ County, _____________
                                       My commission expires:_______]

                                    EXHIBIT B
                                       to
                          Guarantor Security Agreement


                              Form of Bailee Letter



To:   Bank One, NA
      1 Bank One Plaza
      Chicago, IL 60670
      Attention: Jenny Gilpin

  Ladies and Gentlemen:

         Ag-Chem Equipment Canada, Ltd. ("Grantor"), now does or hereafter may store certain of its merchandise, inventory, or other of its personal property at premises located at _______________ (the "Premises") owned or leased by the undersigned.

         Grantor has entered into certain financing arrangements with a group of lenders (the "Lenders") including Bank One, NA (the "Agent") and, as a condition to continuing the loans and other financial accommodations of the Lenders to Grantor, the Agent and the Lenders require, among other things, that Grantor grant liens in favor of the Agent for the benefit of the Agent and the Lenders on all of Grantor's property located on the Premises ("Collateral").

         To induce the Agent and the Lenders (together with their respective agents, successors and assigns) to continue said financing arrangements, and for other good and valuable consideration, the undersigned hereby agrees that:

                  (i) it will not assert against any of Grantor's assets any statutory or possessory liens, including, without limitation, rights of levy or distraint for rent, all of which it hereby waives;

                  (ii) the Collateral shall be identifiable as being owned by Grantor and kept reasonably separate and distinct from other property in the possession of the undersigned;

                  (iii) none of the Collateral located on the Premises shall be deemed to be fixtures; and

                  (iv) if Grantor defaults on its obligations to the Lenders or the Agent and, as a result, the Agent undertakes to enforce its security interest in the Collateral, the undersigned (a) will cooperate with the Agent in its efforts to assemble all of the Collateral located on the Premises, (b) will permit the Agent to either remain on the Premises for ninety (90) days after the Agent gives the undersigned notice of default or, at the Agent's option, to remove the Collateral from the Premises within a reasonable time, not to exceed ninety

         (90) days after the Agent gives the undersigned notice of default, provided in either instance that the Agent leaves the Premises in the same condition as existed immediately prior to such ninety (90) day period, and the Agent shall indemnify the undersigned for any damages arising solely out of its occupancy of the Premises, and (c) will not hinder the Agent's actions in enforcing its liens on the Collateral.

         Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the address stated herein.

         The agreements contained herein shall continue in force until all of Grantor's obligations and liabilities to the Agent and Lenders are paid and satisfied in full and all financing arrangements among the Agent, the Lenders and Grantor have been terminated.

         The undersigned will notify all successor owners, transferees, purchasers and mortgagees of the existence of this agreement. The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor owner or transferee of any of the Premises, and upon any purchasers, including any mortgagee, from the undersigned.

         Executed and delivered this ____ day of ____________, at _____________.

                                       [Name and Address of Bailee]



                                       (By)
                                           -------------------------------------

                                   SCHEDULE 1
                                       to
                          Guarantor Security Agreement


                             Locations of Collateral
                                    Attached

                                  SCHEDULE 1-A
                                       to
                          Guarantor Security Agreement


                             Third Party Locations:

                                  SCHEDULE 1-B
                                       to
                          Guarantor Security Agreement


                      Financing Statement Filing Locations:

                                   SCHEDULE 2
                                       to
                          Guarantor Security Agreement


                                  Trade Names:

                                   SCHEDULE 3
                                       to
                          Guarantor Security Agreement

                                  Pledged Debt: